UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2004-BC3)

                                   CWABS, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                                      333-109272                       95-4596514
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)

4500 Park Granada                                                                         91302
-----------------                                                                         -----
Calabasas, California(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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


Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2004, among CWABS, Inc., as depositor, Countryside Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.








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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     CWABS, INC.


                                                     By: /s/ Ruben Avilez
                                                         ------------------
                                                     Name:   Ruben Avilez
                                                     Title:  Vice President


Dated: August 26, 2004






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


                                  EXHIBIT INDEX


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                               Item 601 (a) of              Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                       Page
------                         -----------                  -----------                       ----
1                              4                            Pooling and Servicing Agreement   5
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